EXHIBIT 16

               SCHEDULE OF COMPUTATION OF PERFORMANCE QUOTATIONS

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

        The Total Return information shown in the Statement of Additional Information for the Intermediate Government Bond Portfolio was calculated as follows:

TOTAL RETURN:

        P(1 + T)n=ERV
                    Where: P  =   a hypothetical initial payment of $1,000
                      T       =   average annual return
                      n       =   number of years
                      ERV     =   Ended  redeemable  value of a hypothetical
                                  $1,000 payment made at the beginning of a period, at the end of the period

        The   computation  of  average  annual  return  assumes   dividends  and
distributions are reinvested at net asset value (as stated in the prospectus) on the reinvestment dates during the period.

        The Ended redeemable value assumes a complete redemption at the end of the period.

        Total Return for the Period Ended June 30, 1997:

                      P       =   $1,000 (initial value)
                      n       =   1 year
                      ERV     =   $1,024 (Ended redeemable value)

                      Solve for T:
                              $1,000 (1 + T)1 = 1,024
                                  T = .0557 or 5.57% annualized


         Total Return for the 5 Year Period Ending June 30, 1997:

                      P       =   $1,000 (initial value)
                      n       =   5 years
                      ERV     =   $1,252 (ending redeemable value)

                      Solve for T:
                              $1,000 (1 + T)5 = 1,252
                                  T = .0524 or 5.24% annualized


        Total Return from Inception (May 15, 1991) to June 30, 1997:

                      P       =   $1,000 (initial value)
                      n       =   6.1315 years (2238 days)
                      ERV     =   $1,386 (Ended redeemable value)

                      Solve for T:
                              $1,000 (1 + T)6.1315 = 1,386
                                  T = .0599 or 5.99% annualized

        The yield quotation for the Intermediate Government Bond Portfolio described in the Statement of Additional Information was calculated according to the following formula for the 30 day period Ended June 30, 1997.

                              YIELD = 2[( a = 1)6 - 1]
                                          cd

        a      =      dividends   and  interest   earned   during   period  net
                      for  accrued  expenses (net of reimbursements) or $18,469

        c      =      the  average  daily  number of shares  outstanding  during the period that were entitled to receive dividends or 438,028.641

        d      =      the  maximum   offering price per share on the last day of
                      the period or $10.80

        The yield for the thirty (30) day period was 4.73%.

                        GOVERNMENT SECURITIES PORTFOLIO

        The Total Return information shown in the Statement of Additional Information for the Government Securities Portfolio was calculated as follows:

TOTAL RETURN:

              P(1 + T)n=ERV
                Where: P      =   a hypothetical initial payment of $1,000
                      T       =   average annual return
                      n       =   number of years
                      ERV     =   Ended  redeemable  value of a hypothetical
                                  $1,000 payment made at the beginning of a period, at the end of the period

        The   computation  of  average  annual  return  assumes   dividends  and
distributions are reinvested at net asset value (as stated in the prospectus) on the reinvestment dates during the period.

        The Ended redeemable value assumes a complete redemption at the end of the period.

        Total Return for the Period Ended June 30, 1997:

                      P       =   $1,000 (initial value)
                      n       =   1 year
                      ERV     =   $1,031 (Ended redeemable value)

                      Solve for T:
                              $1,000 (1 + T)1 = 1,031
                                  T = .0626 or 6.26% annualized

        Total Return from Inception (October 8, 1993) to June 30, 1997:

                      P       =   $1,000 (initial value)
                      n       =   3.7288 years (1361 days)
                      ERV     =   $1,125 (Ended redeemable value)

                      Solve for T:
                              $1,000 (1 + T) 3.7288 = 1,125
                                  T = .0406 or 4.06% annualized

        The yield quotation for the Government Securities Portfolio described in the Statement of Additional Information was calculated according to the following formula for the 30 day period Ended June 30, 1997.

                              YIELD = 2[( a = 1)6 - 1]
                                          cd

        a      =      dividends   and  interest   earned   during   period  net
                      for  accrued  expenses (net of reimbursements) or $117,738

        c      =      the  average  daily  number of shares  outstanding  during the period that were entitled to receive dividends or 2,714,232.275

        d      =      the  maximum  offering  price per share on the last day of the period or $10.02

        The yield for the thirty (30) day period was 5.25%

                                GROWTH PORTFOLIO

        The Total Return information shown in the Statement of Additional Information for the Growth Portfolio was calculated as follows:

TOTAL RETURN:

                  P(1 + T)n=ERV
               Where: P       =   a hypothetical initial payment of $1,000
                      T       =   average annual return
                      n       =   number of years
                      ERV     =   Ended  redeemable  value of a hypothetical
                                  $1,000 payment made at the beginning of a period, at the end of the period

        The   computation  of  average  annual  return  assumes   dividends  and
distributions are reinvested at net asset value (as stated in the prospectus) on the reinvestment dates during the period.

        The Ended redeemable value assumes a complete redemption at the end of the period.

        Total Return for the Period Ended June 30, 1997

                      P       =   $1,000 (initial value)
                      n       =   1 year
                      ERV     =   $1,273 (Ended redeemable value)

                      Solve for T:
                              $1,000 (1 + T)1 = 1,273
                                  T = .3264 or 32.64% annualized

        Total Return from Inception (October 8, 1993) to June 30, 1997:

                      P       =   $1,000 (initial value)
                      n       =   3.7288 years (1361 days)
                      ERV     =   $1,879 (Ended redeemable value)

                      Solve for T:
                              $1,000 (1 + T) 3.7288 = 1,879
                                  T = .1973 or 19.73% annualized

                         CAPITAL APPRECIATION PORTFOLIO

        The Total Return information shown in the Statement of Additional Information for the Capital Appreciation Portfolio was calculated as follows:

TOTAL RETURN:

            P(1 + T)n=ERV
                Where: P      =   a hypothetical initial payment of $1,000
                      T       =   average annual return
                      n       =   number of years
                      ERV     =   Ended  redeemable  value of a hypothetical
                                  $1,000 payment made at the beginning of a period, at the end of the period

        The   computation  of  average  annual  return  assumes   dividends  and
distributions are reinvested at net asset value (as stated in the prospectus) on the reinvestment dates during the period.

        The Ended redeemable value assumes a complete redemption at the end of the period.

        Total Return for the Period Ended June 30, 1997:

                      P       =   $1,000 (initial value)
                      n       =   1 year
                      ERV     =   $1,072 (Ended redeemable value)

                      Solve for T:
                              $1,000 (1 + T)1 = 1,072
                                  T = .1171 or 11.71% annualized

        Total Return from Inception (January 4, 1993) to June 30, 1997:

                      P       =   $1,000 (initial value)
                      n       =   4.4877 years (1638 days)
                      ERV     =   $1,556 (Ended redeemable value)

                      Solve for T:
                              $1,000 (1 + T) 4.4877 = 1,556
                                  T = .1136 or 11.36% annualized

                             INTERNATIONAL PORTFOLIO

        The Total Return information shown in the Statement of Additional Information for the Internation Portfolio was calculated as follows:

TOTAL RETURN:

        P(1 + T)n=ERV
        Where: P      =       a hypothetical initial payment of $1,000
                      T       =   average annual return
                      n       =   number of years
                      ERV     =   ending  redeemable  value of a hypothetical
                                  $1,000 payment made at the beginning of a period, at the end of the period

        The   computation  of  average  annual  return  assumes   dividends  and
distributions are reinvested at net asset value (as stated in the prospectus) on the reinvestment dates during the period.

        The ending redeemable value assumes a complete redemption at the end of the period.

        Total Return for Inception (October 1, 1996) to June 30, 1997.

                      P       =   $1,000 (initial value)
                      n       =   .7452 years (272 days)
                      ERV     =   $1,056 (ending redeemable value)

                      Solve for T:
                              $1,000 (1 + T) .7452 = 1,056
                                  T = .1359 or 13.59% annualized